                                                                      Exhibit 23

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the Registration Statements of Hycor Biomedical Inc. and subsidiaries on Form S-8 Nos. 33-25427, 33-25429, 33-32767, 33-43280, 33-63798, 33-63800, 333-45102, 333-45110 of our report dated
February 22, 2002, appearing in this Annual Report on Form 10-K of Hycor Biomedical Inc. and subsidiaries for the year ended December 31, 2001.



/s/ Deloitte & Touche LLP
-------------------------

Costa Mesa, California
March 28, 2002



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